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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                         PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

     The undersigned executive officer of Banknorth Group, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  /s/ WILLIAM J. RYAN
                                          --------------------------------------
                                                  Name: William J. Ryan
                                              Title: Chief Executive Officer

Date: February 27, 2004

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Banknorth Group, Inc. and will be retained by Banknorth Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.